                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 1999

                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      PASS-THROUGH CERTIFICATE TRUST 1999-2
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             (Exact name of registrant as specified in its charter)

        Delaware                    33-36743             applied for
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(State or other jurisdiction      (Commission           (IRS employee
   of incorporation)              file numbers)       identification no.)

 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (612) 293-3400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on July 15, 1999, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          The following is filed herewith. The exhibit number corresponds with
          Item 601(b) of Regulation S-K.

          Exhibit No.     Description
          -----------     -----------

             99.1         Monthly Report delivered to
                          Certificateholders on
                          July 15, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 1999

                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 1999-2

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust

                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           PHYLLIS A. KNIGHT
                                           Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                   Page
-------                                                                  ----

 99.1      Monthly Report delivered to Certificateholders                  5
           on July 15, 1999.